CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A VACATION

Statistical Supplement

Third Quarter 2015

Lincoln Financial Group®

You're In Charge®

CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF RECYCLE MY WATER BOTTLES OFFICER CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF LIFE OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF SAVE

Lincoln Financial Group
Table of Contents

Analyst Coverage	1
Notes	2
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, Return on Equity and Return to Stockholder Highlights	5
Income (Loss) from Operations, Average Equity and ROE By Segment	6
Sources of Earnings	7
Select Earnings Drivers By Segment	8
Deposits, Net Flows and Account Balances By Segment	9
Sales By Segment	10
Operating Revenues and General and Administrative Expenses By Segment	11
Operating Commissions and Other Expenses	12
Interest Rate Yields and Spreads By Segment	13
Select Investment Data	14
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	15
Select Liquidity and Ratings Agency Data	16
Select Earnings and Operational Data:
Annuities	17
Retirement Plan Services	18
Life Insurance	19
Group Protection	20
Other Operations and Discontinued Operations	21
DAC, VOBA, DSI and DFEL Roll Forwards:
Consolidated	22
Annuities	23
Retirement Plan Services, Life Insurance and Group Protection	24
Account Value Roll Forwards:
Annuities	25
Retirement Plan Services	26
Life Insurance	27
Select Non-GAAP to GAAP Reconciliations	28

Lincoln Financial Group
Analyst Coverage

Firm	Analyst	Phone Number
Bank of America Merrill Lynch	Seth Weiss	646-855-3783
Barclays Capital	Jay Gelb	212-526-1561
Citi Research	Erik Bass	212-816-5257
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Yaron Kinar	212-250-7927
Dowling & Partners	Humphrey Lee	860-676-7351
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs	Michael Kovac	212-902-2303
J.P. Morgan Securities	Jimmy Bhullar	212-622-6397
Janney Capital Markets	Bob Glasspiegel	860-724-1203
Keefe, Bruyette and Woods	Ryan Krueger	860-722-5930
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Piper Jaffray	John Nadel	212-284-6123
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
Sandler O’Neill & Partners, L.P.	John Barnidge	312-281-3412
UBS	Suneet Kamath	212-713-1355
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Voice: 484-583-1793

Notes
This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Supplement will be available immediately after the release of earnings for each quarter through our Investor Relations website:
https://www.lfg.com/public/aboutus/investorrelations

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.

The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding assuming the conversion of our Series A preferred shares. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.

Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Single premium bank-owned universal life and variable universal life (“BOLI”) – 15% of single premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”), and corporate-owned UL and VUL (“COLI”) – first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Term – 100% of annualized first year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first year premiums from new policies.

Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”) and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.
Page 2a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures

Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”) reflected within variable annuity net derivative results;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated October 28, 2015, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2b

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Revenues
Insurance premiums	$741	$753	$790	$782	$825	11.3%	$2,236	$2,398	7.2%
Fee income	1,216	1,224	1,222	1,239	1,469	20.8%	3,448	3,929	14.0%
Net investment income	1,212	1,232	1,187	1,187	1,254	3.5%	3,627	3,627	0.0%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(4)	(5)	(13)	(7)	(18)	NM	(11)	(38)	NM
Realized gain (loss), excluding OTTI	93	(101)	(35)	17	45	-71.0%	117	27	-76.9%
Total realized gain (loss)	89	(106)	(48)	10	27	-69.7%	106	(11)	NM
Amortization of deferred gains on business
sold through reinsurance	18	18	18	18	18	0.0%	55	55	0.0%
Other revenues	135	565	135	145	123	-8.9%	397	402	1.3%
Total revenues	3,411	3,686	3,304	3,381	3,716	8.9%	9,869	10,400	5.4%

Expenses
Interest credited	631	632	625	629	622	-1.4%	1,900	1,876	-1.3%
Benefits	1,117	1,403	1,236	1,220	1,327	18.8%	3,275	3,783	15.5%
Commissions and other expenses	995	1,150	1,013	1,014	1,432	43.9%	2,929	3,459	18.1%
Interest and debt expense	67	67	68	69	67	0.0%	201	204	1.5%
Total expenses	2,810	3,252	2,942	2,932	3,448	22.7%	8,305	9,322	12.2%
Income (loss) from continuing operations before taxes	601	434	362	449	268	-55.4%	1,564	1,078	-31.1%
Federal income tax expense (benefit)	162	87	62	105	41	-74.7%	398	207	-48.0%
Income (loss) from continuing operations	439	347	300	344	227	-48.3%	1,166	871	-25.3%
Income (loss) from discontinued operations	-	1	-	-	-	NM	-	-	NM
Net income (loss)	439	348	300	344	227	-48.3%	1,166	871	-25.3%
Adjustment for LNC stock units in our
deferred compensation plans	2	-	(1)	-	(7)	NM	2	(6)	NM
Net income (loss) available to common
stockholders – diluted	$441	$348	$299	$344	$220	-50.1%	$1,168	$865	-25.9%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.65	$1.32	$1.15	$1.35	$0.87	-47.3%	$4.34	$3.37	-22.4%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$73,799	$74,546	$77,063	$74,169	$74,432	0.9%
U.S. government bonds	402	435	452	428	438	9.0%
Foreign government bonds	551	541	561	540	532	-3.4%
Mortgage-backed securities	4,931	4,796	4,674	4,476	4,252	-13.8%
Asset-backed collateralized debt obligations	286	375	423	499	515	80.1%
State and municipal bonds	4,419	4,593	4,705	4,418	4,480	1.4%
Hybrid and redeemable preferred securities	960	954	935	892	857	-10.7%
VIEs' fixed maturity securities	598	598	598	598	598	0.0%
Equity securities	234	231	210	227	242	3.4%
Total AFS securities	86,180	87,069	89,621	86,247	86,346	0.2%
Trading securities	2,134	2,065	2,077	1,949	1,914	-10.3%
Mortgage loans on real estate	7,466	7,574	7,654	8,171	8,431	12.9%
Real estate	20	20	19	24	21	5.0%
Policy loans	2,677	2,670	2,664	2,654	2,647	-1.1%
Derivative investments	1,439	1,860	2,095	1,340	2,020	40.4%
Other investments	1,469	1,709	1,885	1,624	1,820	23.9%
Total investments	101,385	102,967	106,015	102,009	103,199	1.8%
Cash and invested cash	1,821	3,919	3,487	2,327	3,772	107.1%
DAC and VOBA	8,372	8,207	8,156	9,150	8,866	5.9%
Premiums and fees receivable	448	473	452	415	383	-14.5%
Accrued investment income	1,129	1,049	1,129	1,064	1,116	-1.2%
Reinsurance recoverables	5,906	5,730	5,598	5,608	5,559	-5.9%
Funds withheld reinsurance assets	761	649	646	642	639	-16.0%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	3,414	2,845	2,901	3,647	3,450	1.1%
Separate account assets	122,937	125,265	127,828	128,079	120,275	-2.2%
Total assets	$248,446	$253,377	$258,485	$255,214	$249,532	0.4%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$19,553	$20,057	$20,468	$20,166	$20,523	5.0%
Other contract holder funds	74,893	75,512	75,663	76,243	76,451	2.1%
Short-term debt	250	250	250	-	-	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 16 for details)	1,122	1,123	1,123	1,123	1,123	0.1%
Financial	4,064	4,147	4,504	4,406	4,481	10.3%
Reinsurance related embedded derivatives	141	150	165	120	116	-17.7%
Funds withheld reinsurance liabilities	806	764	717	718	676	-16.1%
Deferred gain on business sold through reinsurance	190	171	153	134	116	-38.9%
Payables for collateral on investments	3,853	4,409	5,046	4,587	5,297	37.5%
VIEs' liabilities	17	13	5	3	2	-88.2%
Other liabilities	5,168	5,776	6,340	4,936	6,071	17.5%
Separate account liabilities	122,937	125,265	127,828	128,079	120,275	-2.2%
Total liabilities	232,994	237,637	242,262	240,515	235,131	0.9%

Stockholders’ Equity
Common stock	6,696	6,622	6,493	6,469	6,380	-4.7%
Retained earnings	5,834	6,022	6,077	6,286	6,358	9.0%
AOCI:
Unrealized gain (loss) on AFS securities	2,872	3,175	3,655	1,945	1,725	-39.9%
Unrealized OTTI on AFS securities	56	64	56	66	63	12.5%
Unrealized gain (loss) on derivative instruments	221	139	218	209	152	-31.2%
Foreign currency translation adjustment	(10)	(3)	(4)	3	(2)	80.0%
Funded status of employee benefit plans	(217)	(279)	(272)	(279)	(275)	-26.7%
Total AOCI	2,922	3,096	3,653	1,944	1,663	-43.1%
Total stockholders’ equity	15,452	15,740	16,223	14,699	14,401	-6.8%
Total liabilities and stockholders’ equity	$248,446	$253,377	$258,485	$255,214	$249,532	0.4%

Page 4b

Lincoln Financial Group
Earnings, Shares, Return on Equity and Return to Stockholder Highlights
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Income (Loss)
Income (loss) from operations	$414	$439	$352	$371	$289	-30.2%	$1,173	$1,013	-13.6%
Net income (loss)	439	348	300	344	227	-48.3%	1,166	871	-25.3%

Earnings (Loss) Per Diluted Share
Income (loss) from operations	$1.56	$1.67	$1.35	$1.46	$1.11	-28.8%	$4.36	$3.92	-10.1%
Net income (loss)	1.65	1.32	1.15	1.35	0.87	-47.3%	4.34	3.37	-22.4%

Average Stockholders’ Equity
Average equity, including AOCI	$15,452	$15,596	$15,982	$15,461	$14,550	-5.8%	$14,796	$15,331	3.6%
Average AOCI	3,061	3,009	3,374	2,799	1,804	-41.1%	2,631	2,659	1.1%
Average equity, excluding AOCI	$12,391	$12,587	$12,608	$12,662	$12,746	2.9%	$12,165	$12,672	4.2%

ROE
Income (loss) from operations	13.4%	13.9%	11.2%	11.7%	9.1%		12.9%	10.7%
Net income (loss)	14.2%	11.1%	9.5%	10.9%	7.1%		12.8%	9.2%

Per Share
Dividends declared during the period	$0.16	$0.20	$0.20	$0.20	$0.20	25.0%	$0.48	$0.60	25.0%
Book value, including AOCI	59.48	61.35	64.14	58.58	58.19	-2.2%	59.48	58.19	-2.2%
Book value, excluding AOCI	48.23	49.29	49.70	50.83	51.47	6.7%	48.23	51.47	6.7%

Shares
Repurchased during the period	2.8	3.6	6.0	2.6	3.7	29.4%	8.9	12.3	37.9%
Average for the period – diluted	266.8	263.0	260.6	255.1	253.2	-5.1%	269.3	256.6	-4.7%
End-of-period – basic	259.8	256.6	252.9	250.9	247.5	-4.7%	259.8	247.5	-4.7%
End-of-period – diluted	265.5	261.5	257.2	254.1	251.2	-5.4%	265.5	251.2	-5.4%

Cash Returned to Common Stockholders
Shares repurchased	$150	$200	$350	$150	$200	33.3%	$450	$700	55.6%
Common dividends	42	42	51	51	50	19.0%	126	152	20.6%
Total cash returned to common stockholders	$192	$242	$401	$201	$250	30.2%	$576	$852	47.9%

Lincoln Financial Group
Income (Loss) from Operations, Average Equity and ROE By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Income (Loss) from Operations
Annuities	$245	$237	$239	$255	$259	5.7%	$688	$753	9.4%
Retirement Plan Services	40	42	35	30	42	5.0%	118	107	-9.3%
Life Insurance	150	193	111	105	36	-76.0%	418	251	-40.0%
Group Protection	8	(7)	(6)	19	17	112.5%	29	29	0.0%
Other Operations	(29)	(26)	(27)	(38)	(65)	NM	(80)	(127)	-58.8%
Income (loss) from operations	$414	$439	$352	$371	$289	-30.2%	$1,173	$1,013	-13.6%

Average Equity, Excluding AOCI
Segment equity, excluding goodwill:
Annuities	$3,632	$3,786	$3,887	$4,073	$4,262	17.3%	$3,418	$4,074	19.2%
Retirement Plan Services	966	1,002	1,006	993	1,010	4.6%	961	1,003	4.4%
Life Insurance	6,226	6,204	6,226	6,422	6,506	4.5%	6,101	6,384	4.6%
Group Protection	1,208	1,227	1,241	1,238	1,228	1.7%	1,183	1,236	4.5%
Total segment equity, excluding goodwill	12,032	12,219	12,360	12,726	13,006	8.1%	11,663	12,697	8.9%
Other Operations and goodwill	359	368	248	(64)	(260)	NM	502	(25)	NM
Total average equity, excluding AOCI	$12,391	$12,587	$12,608	$12,662	$12,746	2.9%	$12,165	$12,672	4.2%

ROE
Segment ROE, excluding goodwill:
Annuities	27.0%	25.1%	24.6%	25.0%	24.3%		26.8%	24.6%
Retirement Plan Services	16.6%	16.6%	14.0%	12.0%	16.4%		16.4%	14.2%
Life Insurance	9.7%	12.5%	7.1%	6.5%	2.2%		9.1%	5.2%
Group Protection	2.6%	-2.1%	-2.1%	6.3%	5.4%		3.3%	3.2%
Consolidated ROE – income (loss) from operations	13.4%	13.9%	11.2%	11.7%	9.1%		12.9%	10.7%

Lincoln Financial Group
Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	12/31/13	12/31/14	Change
Income (Loss) from Operations, Before Income Taxes
Annuities	$315	$297	$293	$328	$328	4.1%	$927	$1,163	25.5%
Retirement Plan Services	55	49	48	39	57	3.6%	190	211	11.1%
Life Insurance	226	280	156	152	46	-79.6%	812	907	11.7%
Group Protection	12	(10)	(10)	30	26	116.7%	109	35	-67.9%
Other Operations	(45)	(40)	(44)	(59)	(93)	NM	(192)	(166)	13.5%
Income (loss) from operations, before income taxes	$563	$576	$443	$490	$364	-35.3%	$1,846	$2,150	16.5%

Sources of Earnings, Before Income Taxes
Investment spread	$195	$202	$164	$175	$136	-30.3%	$772	$778	0.8%
Mortality/morbidity	127	167	74	110	48	-62.2%	507	528	4.1%
Fees on AUM	251	205	205	218	282	12.4%	649	846	30.4%
VA riders	35	42	44	46	(9)	NM	110	164	49.1%
Total sources of earnings, before income taxes	608	616	487	549	457	-24.8%	2,038	2,316	13.6%
Other Operations	(45)	(40)	(44)	(59)	(93)	NM	(192)	(166)	13.5%
Income (loss) from operations, before income taxes	$563	$576	$443	$490	$364	-35.3%	$1,846	$2,150	16.5%

Sources of Earnings, Before Income Taxes, % By Component
Investment spread	32.1%	32.8%	33.8%	32.0%	29.7%		37.8%	33.6%
Mortality/morbidity	20.9%	27.1%	15.2%	19.9%	10.4%		24.9%	22.8%
Fees on AUM	41.3%	33.3%	42.0%	39.7%	61.9%		31.9%	36.5%
VA riders	5.7%	6.8%	9.0%	8.4%	-2.0%		5.4%	7.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Annuities
Operating revenues	$944	$966	$989	$991	$1,060	12.3%	$2,779	$3,041	9.4%
Average account values	121,260	121,079	122,877	125,820	122,668	1.2%	118,296	123,968	4.8%
Net flows	565	555	196	397	536	-5.1%	2,091	1,129	-46.0%

Retirement Plan Services
Operating revenues	$272	$277	$273	$270	$282	3.7%	$813	$826	1.6%
Average account values	53,618	53,739	54,018	55,264	54,184	1.1%	52,534	54,387	3.5%
Net flows	50	(936)	115	306	251	NM	55	673	NM

Life Insurance
Operating revenues	$1,446	$1,858	$1,432	$1,443	$1,727	19.4%	$4,146	$4,600	11.0%
Average account values	41,371	41,858	42,468	42,891	42,963	3.8%	40,866	42,774	4.7%
Average in-force face amount	632,154	637,935	642,258	646,261	651,256	3.0%	625,944	646,592	3.3%
Net flows	934	1,096	888	929	1,019	9.1%	2,682	2,836	5.7%

Group Protection
Operating revenues	$598	$616	$605	$617	$570	-4.7%	$1,829	$1,792	-2.0%
Non-medical earned premiums	528	541	535	535	522	-1.1%	1,588	1,592	0.3%

Consolidated
Operating revenues	$3,363	$3,834	$3,394	$3,417	$3,735	11.1%	$9,882	$10,546	6.7%
Average account values	216,249	216,676	219,363	223,975	219,815	1.6%	211,696	221,129	4.5%
Net flows	1,549	715	1,199	1,632	1,806	16.6%	4,828	4,638	-3.9%

Lincoln Financial Group
Deposits, Net Flows and Account Balances By Segment
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Deposits
Annuities	$3,453	$3,381	$2,990	$3,380	$3,304	-4.3%	$10,398	$9,675	-7.0%
Retirement Plan Services	1,611	2,332	1,704	1,862	1,884	16.9%	5,183	5,450	5.2%
Life Insurance	1,285	1,474	1,311	1,344	1,400	8.9%	3,859	4,055	5.1%
Total deposits	$6,349	$7,187	$6,005	$6,586	$6,588	3.8%	$19,440	$19,180	-1.3%

Net Flows
Annuities	$565	$555	$196	$397	$536	-5.1%	$2,091	$1,129	-46.0%
Retirement Plan Services	50	(936)	115	306	251	NM	55	673	NM
Life Insurance	934	1,096	888	929	1,019	9.1%	2,682	2,836	5.7%
Total net flows	$1,549	$715	$1,199	$1,632	$1,806	16.6%	$4,828	$4,638	-3.9%

Account Balances as of End-of-Period
Annuities	$120,270	$122,041	$124,254	$124,535	$118,607	-1.4%	$120,270	$118,607	-1.4%
Retirement Plan Services	53,362	53,539	54,632	54,989	52,844	-1.0%	53,362	52,844	-1.0%
Life Insurance	41,504	42,213	42,724	43,059	42,868	3.3%	41,504	42,868	3.3%
Total account balances	$215,136	$217,793	$221,610	$222,583	$214,319	-0.4%	$215,136	$214,319	-0.4%

Average Account Balances
Annuities	$121,260	$121,079	$122,877	$125,820	$122,668	1.2%	$118,296	$123,968	4.8%
Retirement Plan Services	53,618	53,739	54,018	55,264	54,184	1.1%	52,534	54,387	3.5%
Life Insurance	41,371	41,858	42,468	42,891	42,963	3.8%	40,866	42,774	4.7%
Total average account balances	$216,249	$216,676	$219,363	$223,975	$219,815	1.6%	$211,696	$221,129	4.5%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Sales
Annuities:
Variable	$3,226	$3,175	$2,697	$3,015	$2,738	-15.1%	$9,346	$8,451	-9.6%
Fixed	227	206	293	365	566	149.3%	1,052	1,224	16.3%
Total Annuities	$3,453	$3,381	$2,990	$3,380	$3,304	-4.3%	$10,398	$9,675	-7.0%

Retirement Plan Services:
First year sales	$429	$1,190	$382	$673	$706	64.6%	$1,522	$1,761	15.7%
Recurring deposits	1,182	1,142	1,322	1,189	1,178	-0.3%	3,661	3,689	0.8%
Total Retirement Plan Services	$1,611	$2,332	$1,704	$1,862	$1,884	16.9%	$5,183	$5,450	5.2%

Life Insurance:
UL:
Excluding MoneyGuard® and IUL	$27	$26	$20	$22	$23	-14.8%	$72	$66	-8.3%
MoneyGuard®	43	47	40	46	52	20.9%	116	137	18.1%
IUL	18	24	15	23	21	16.7%	52	59	13.5%
Total UL	88	97	75	91	96	9.1%	240	262	9.2%
VUL	44	52	45	43	47	6.8%	145	134	-7.6%
Term	23	21	19	21	20	-13.0%	69	61	-11.6%
Total individual life insurance	155	170	139	155	163	5.2%	454	457	0.7%
COLI and BOLI	5	22	14	46	10	100.0%	23	70	204.3%
Total Life Insurance	$160	$192	$153	$201	$173	8.1%	$477	$527	10.5%

Group Protection:
Life	$34	$112	$25	$26	$24	-29.4%	$92	$75	-18.5%
Disability	41	103	22	23	22	-46.3%	97	68	-29.9%
Dental	19	35	9	13	15	-21.1%	40	36	-10.0%
Total Group Protection	$94	$250	$56	$62	$61	-35.1%	$229	$179	-21.8%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Operating Revenues
Annuities	$944	$966	$989	$991	$1,060	12.3%	$2,779	$3,041	9.4%
Retirement Plan Services	272	277	273	270	282	3.7%	813	826	1.6%
Life Insurance	1,446	1,858	1,432	1,443	1,727	19.4%	4,146	4,600	11.0%
Group Protection	598	616	605	617	570	-4.7%	1,829	1,792	-2.0%
Other Operations	103	117	95	96	96	-6.8%	315	287	-8.9%
Total	$3,363	$3,834	$3,394	$3,417	$3,735	11.1%	$9,882	$10,546	6.7%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$109	$126	$109	$118	$113	3.7%	$329	$339	3.0%
Retirement Plan Services	73	82	71	78	77	5.5%	212	226	6.6%
Life Insurance	99	124	108	114	105	6.1%	311	327	5.1%
Group Protection	66	75	67	71	70	6.1%	191	208	8.9%
Other Operations	18	35	14	26	56	211.1%	48	96	100.0%
Total	$365	$442	$369	$407	$421	15.3%	$1,091	$1,196	9.6%

General and Administrative Expenses,
Net of Amounts Capitalized, As a Percentage
of Operating Revenues
Annuities	11.5%	13.0%	11.1%	11.9%	10.6%		11.8%	11.2%
Retirement Plan Services	26.7%	29.6%	25.9%	28.9%	27.2%		26.1%	27.3%
Life Insurance	6.8%	6.7%	7.6%	7.9%	6.1%		7.5%	7.1%
Group Protection	11.0%	12.3%	11.1%	11.4%	12.2%		10.4%	11.6%
Other Operations	17.8%	29.7%	14.3%	27.5%	57.9%		15.3%	33.3%
Total	10.9%	11.5%	10.9%	11.9%	11.3%		11.0%	11.3%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$411	$501	$416	$452	$468	13.9%	$1,233	$1,336	8.4%
Commissions	602	617	577	602	598	-0.7%	1,781	1,776	-0.3%
Media expenses	15	16	14	14	-	-100.0%	44	28	-36.4%
Taxes, licenses and fees	66	52	74	57	63	-4.5%	194	194	0.0%
Interest and debt expense	67	67	68	69	67	0.0%	201	204	1.5%
Expenses associated with reserve financing
and unrelated letters of credit	18	16	19	18	18	0.0%	53	55	3.8%
Total operating commissions and other
expenses incurred	1,179	1,269	1,168	1,212	1,214	3.0%	3,506	3,593	2.5%

Less Amounts Capitalized
General and administrative expenses	(46)	(59)	(47)	(45)	(47)	-2.2%	(142)	(140)	1.4%
Commissions	(329)	(345)	(296)	(313)	(320)	2.7%	(969)	(928)	4.2%
Taxes, licenses and fees	(7)	(8)	(8)	(8)	(8)	-14.3%	(22)	(24)	-9.1%
Total amounts capitalized	(382)	(412)	(351)	(366)	(375)	1.8%	(1,133)	(1,092)	3.6%
Total expenses incurred, net of amounts
capitalized, excluding amortization	797	857	817	846	839	5.3%	2,373	2,501	5.4%

Amortization
Amortization of DAC and VOBA	265	358	261	237	674	154.3%	754	1,174	55.7%
Amortization of intangibles	1	1	1	1	1	0.0%	3	3	0.0%
Total amortization	266	359	262	238	675	153.8%	757	1,177	55.5%
Total operating commissions and
other expenses	$1,063	$1,216	$1,079	$1,084	$1,514	42.4%	$3,130	$3,678	17.5%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Annuities
Earned rate on reserves	4.43%	4.31%	4.24%	4.20%	4.19%	(24)	4.49%	4.21%	(28)
Prepayment and make whole premiums	0.11%	0.37%	0.20%	0.06%	0.18%	7	0.10%	0.15%	5
Net investment income yield on reserves	4.54%	4.68%	4.44%	4.26%	4.37%	(17)	4.59%	4.36%	(23)
Interest rate credited to contract holders	2.81%	2.75%	2.64%	2.61%	2.56%	(25)	2.80%	2.60%	(20)
Interest rate spread	1.73%	1.93%	1.80%	1.65%	1.81%	8	1.79%	1.76%	(3)

Retirement Plan Services
Earned rate on reserves	4.77%	4.67%	4.65%	4.61%	4.71%	(6)	4.81%	4.66%	(15)
Prepayment and make whole premiums	0.15%	0.33%	0.18%	0.03%	0.19%	4	0.13%	0.13%	-
Net investment income yield on reserves	4.92%	5.00%	4.83%	4.64%	4.90%	(2)	4.94%	4.79%	(15)
Interest rate credited to contract holders	3.04%	3.00%	3.02%	3.01%	3.01%	(3)	3.05%	3.01%	(4)
Interest rate spread	1.88%	2.00%	1.81%	1.63%	1.89%	1	1.89%	1.78%	(11)

Life Insurance
Attributable to interest-sensitive products:
Earned rate on reserves	5.39%	5.37%	5.34%	5.33%	5.33%	(6)	5.43%	5.34%	(9)
Prepayment and make whole premiums	0.07%	0.29%	0.18%	0.03%	0.14%	7	0.09%	0.12%	3
Alternative investments	0.28%	0.06%	0.05%	0.18%	0.33%	5	0.20%	0.18%	(2)
Net investment income yield on reserves	5.74%	5.72%	5.57%	5.54%	5.80%	6	5.72%	5.64%	(8)
Interest rate credited to contract holders	3.94%	3.96%	3.89%	3.97%	3.92%	(2)	3.95%	3.92%	(3)
Interest rate spread	1.80%	1.76%	1.68%	1.57%	1.88%	8	1.77%	1.72%	(5)

Attributable to traditional products:
Earned rate on reserves	5.23%	5.54%	5.24%	5.08%	5.15%	(8)	5.53%	5.15%	(38)
Prepayment and make whole premiums	0.18%	0.17%	0.15%	0.04%	0.10%	(8)	0.25%	0.10%	(15)
Alternative investments	0.00%	-0.04%	0.00%	0.00%	0.00%	-	0.00%	0.00%	-
Net investment income yield on reserves	5.41%	5.67%	5.39%	5.12%	5.25%	(16)	5.78%	5.25%	(53)

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

				As of 9/30/14		As of 12/31/14		As of 9/30/15
				Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds				$73,798	83.6%	$74,545	83.6%	$74,432	84.3%
U.S. government bonds				402	0.5%	435	0.5%	438	0.5%
Foreign government bonds				551	0.6%	541	0.6%	532	0.6%
Mortgage-backed securities				4,931	5.6%	4,796	5.4%	4,252	4.8%
Asset-backed collateralized debt obligations				286	0.3%	375	0.4%	515	0.6%
State and municipal bonds				4,420	5.0%	4,594	5.2%	4,480	5.1%
Hybrid and redeemable preferred securities				960	1.1%	954	1.1%	857	1.0%
VIEs’ fixed maturity securities				598	0.7%	598	0.7%	598	0.7%
Equity securities				234	0.3%	231	0.3%	242	0.3%
Total AFS securities				86,180	97.7%	87,069	97.8%	86,346	97.9%
Trading securities				2,134	2.3%	2,065	2.2%	1,914	2.1%
Total AFS and trading securities				$88,314	100.0%	$89,134	100.0%	$88,260	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities				$80,910	99.7%	$80,960	99.7%	$83,164	99.7%
Equity securities				217	0.3%	216	0.3%	231	0.3%
Total AFS and trading securities				$81,127	100.0%	$81,176	100.0%	$83,395	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade					94.8%		95.0%		95.0%
Below investment grade					5.2%		5.0%		5.0%

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Net Investment Income	$1,212	$1,232	$1,187	$1,187	$1,254	3.5%	$3,627	$3,627	0.0%

Average Invested Assets, at Amortized Cost	92,704	93,251	94,379	95,496	96,121	3.7%	91,870	95,332	3.8%

Net Investment Income Yield	5.23%	5.29%	5.03%	4.97%	5.22%	(1)	5.26%	5.07%	(19)

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$42	$43	$43	$47	$45	7.1%	$121	$135	11.6%
Total excluded realized gain (loss)	47	(149)	(91)	(37)	(18)	NM	(15)	(146)	NM
Total realized gain (loss), pre-tax	$89	$(106)	$(48)	$10	$27	-69.7%	$106	$(11)	NM

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(16)	$(19)	$(10)	$(14)	$(26)	-62.5%	$(27)	$(51)	-88.9%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	26	(52)	(35)	-	(102)	NM	26	(136)	NM
GLB non-performance risk component	6	16	7	(8)	84	NM	4	83	NM
Total variable annuity net derivative results	32	(36)	(28)	(8)	(18)	NM	30	(53)	NM
Indexed annuity forward-starting option	9	(9)	(13)	(4)	(18)	NM	(11)	(37)	NM
Gain (loss) on sale of subsidiaries/businesses	-	(28)	(1)	(1)	-	NM	-	(2)	NM
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$25	$(92)	$(52)	$(27)	$(62)	NM	$(8)	$(143)	NM

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(3)	$(3)	$(8)	$(5)	$(12)	NM	$(7)	$(25)	NM
Other realized gain (loss) related to
certain investments	(1)	(1)	(9)	4	(4)	NM	(1)	(10)	NM
Gain (loss) on the mark-to-market
on certain instruments	(12)	(15)	7	(13)	(10)	16.7%	(19)	(16)	15.8%
Total realized gain (loss) related
to investments, after-tax	$(16)	$(19)	$(10)	$(14)	$(26)	-62.5%	$(27)	$(51)	-88.9%

Lincoln Financial Group
Select Liquidity and Rating Agency Data
Unaudited (millions of dollars)

	As of
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change
Leverage Ratio
Short-term debt	$250	$250	$250	$-	$-	-100.0%
Long-term debt	5,186	5,270	5,627	5,529	5,604	8.1%
Total debt (1)	5,436	5,520	5,877	5,529	5,604	3.1%
Less:
Long-term operating debt (2)	1,122	1,123	1,123	1,123	1,123	0.1%
75% of capital securities	909	909	909	909	909	0.0%
Carrying value of fair value hedges	175	259	315	217	292	66.9%
Total numerator	$3,230	$3,229	$3,530	$3,280	$3,280	1.5%

Stockholders’ equity, excluding AOCI	$12,530	$12,644	$12,570	$12,755	$12,738	1.7%
Total debt (1)	5,436	5,520	5,877	5,529	5,604	3.1%
Total denominator	$17,966	$18,164	$18,447	$18,284	$18,342	2.1%

Leverage ratio	18.0%	17.8%	19.1%	17.9%	17.9%

Holding Company Available Liquidity	$572	$554	$786	$545	$505	-11.7%

			Ratings as of October 28, 2015
						Standard
			A.M. Best	Fitch	Moody’s	& Poor’s
Senior Debt Ratings			a-	BBB+	Baa1	A-

Financial Strength Ratings
Lincoln National Life Insurance Company			A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company			A	A+	A1	A-
Lincoln Life & Annuity Company of New York			A+	A+	A1	AA-

(1) Excludes obligations under capital leases of $83 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$39	$47	$79	$55	$129	230.8%	$126	$264	109.5%
Fee income	503	507	510	531	520	3.4%	1,452	1,561	7.5%
Net investment income	257	260	247	247	257	0.0%	774	751	-3.0%
Operating realized gain (loss)	42	42	43	45	45	7.1%	119	133	11.8%
Other revenues	103	110	110	113	109	5.8%	308	332	7.8%
Total operating revenues	944	966	989	991	1,060	12.3%	2,779	3,041	9.4%
Operating expenses:
Interest credited	152	150	143	139	134	-11.8%	460	416	-9.6%
Benefits	101	92	129	90	219	116.8%	267	437	63.7%
Commissions incurred	270	266	249	267	261	-3.3%	791	777	-1.8%
Other expenses incurred	215	234	222	231	220	2.3%	642	674	5.0%
Amounts capitalized	(175)	(168)	(147)	(165)	(160)	8.6%	(514)	(471)	8.4%
Amortization	66	95	100	101	58	-12.1%	267	259	-3.0%
Total operating expenses	629	669	696	663	732	16.4%	1,913	2,092	9.4%
Income (loss) from operations before taxes	315	297	293	328	328	4.1%	866	949	9.6%
Federal income tax expense (benefit)	70	60	54	73	69	-1.4%	178	196	10.1%
Income (loss) from operations	$245	$237	$239	$255	$259	5.7%	$688	$753	9.4%

Effective Federal Income Tax Rate	22.1%	20.1%	18.2%	22.4%	20.9%		20.6%	20.6%

Average Equity, Excluding Goodwill and AOCI	$3,632	$3,786	$3,887	$4,073	$4,262	17.3%	$3,418	$4,074	19.2%

ROE, Excluding Goodwill	27.0%	25.1%	24.6%	25.0%	24.3%		26.8%	24.6%

Return on Average Account Values	81	78	78	81	84	3	78	81	3

Account Values
Separate account values:
Average	$99,892	$99,827	$101,970	$104,794	$101,515	1.6%	$96,976	$102,758	6.0%
End-of-period	98,997	100,823	102,976	103,408	97,409	-1.6%	98,997	97,409	-1.6%
General account values:
Average	21,368	21,252	20,907	21,026	21,153	-1.0%	21,320	21,210	-0.5%
End-of-period	21,273	21,218	21,278	21,127	21,198	-0.4%	21,273	21,198	-0.4%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$62	$62	$62	$61	$60	-3.2%	$184	$182	-1.1%
Net investment income	207	213	208	206	219	5.8%	618	634	2.6%
Other revenues	3	2	3	3	3	0.0%	11	10	-9.1%
Total operating revenues	272	277	273	270	282	3.7%	813	826	1.6%
Operating expenses:
Interest credited	118	119	123	123	124	5.1%	354	370	4.5%
Benefits	-	-	-	1	-	NM	-	1	NM
Commissions incurred	17	18	20	20	19	11.8%	54	59	9.3%
Other expenses incurred	81	91	80	85	83	2.5%	236	248	5.1%
Amounts capitalized	(8)	(9)	(7)	(7)	(6)	25.0%	(21)	(20)	4.8%
Amortization	9	9	9	9	5	-44.4%	29	23	-20.7%
Total operating expenses	217	228	225	231	225	3.7%	652	681	4.4%
Income (loss) from operations before taxes	55	49	48	39	57	3.6%	161	145	-9.9%
Federal income tax expense (benefit)	15	7	13	9	15	0.0%	43	38	-11.6%
Income (loss) from operations	$40	$42	$35	$30	$42	5.0%	$118	$107	-9.3%

Effective Federal Income Tax Rate	26.7%	16.0%	26.8%	24.1%	27.3%		26.6%	26.3%

Average Equity, Excluding Goodwill and AOCI	$966	$1,002	$1,006	$993	$1,010	4.6%	$961	$1,003	4.4%

ROE, Excluding Goodwill	16.6%	16.6%	14.0%	12.0%	16.4%		16.4%	14.2%

Pre-tax Net Margin	35.5%	31.3%	32.1%	26.8%	36.2%		35.1%	31.8%

Return on Average Account Values	30	31	26	22	31	1	30	26	(4)

Average Account Values
Separate account	$15,471	$15,218	$15,275	$15,391	$14,529	-6.1%	$15,273	$15,062	-1.4%
Mutual fund	22,582	22,732	22,499	23,505	23,103	2.3%	21,791	22,940	5.3%
General account	15,565	15,789	16,244	16,368	16,552	6.3%	15,470	16,385	5.9%

Net Flows – Trailing Twelve Months	$(52)	$(881)	$(405)	$(465)	$(264)	NM	$(52)	$(264)	NM

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$153	$133	$149	$160	$166	8.5%	$424	$475	12.0%
Fee income	651	656	649	647	890	36.7%	1,810	2,187	20.8%
Net investment income	636	639	626	626	662	4.1%	1,892	1,913	1.1%
Operating realized gain (loss)	-	1	-	2	-	NM	2	2	0.0%
Other revenues	6	429	8	8	9	50.0%	18	23	27.8%
Total operating revenues	1,446	1,858	1,432	1,443	1,727	19.4%	4,146	4,600	11.0%
Operating expenses:
Interest credited	337	341	338	345	344	2.1%	1,008	1,026	1.8%
Benefits	550	825	650	673	578	5.1%	1,610	1,901	18.1%
Commissions incurred	172	182	162	160	175	1.7%	508	497	-2.2%
Other expenses incurred	173	196	185	183	182	5.2%	532	550	3.4%
Amounts capitalized	(189)	(206)	(179)	(182)	(193)	-2.1%	(554)	(555)	-0.2%
Amortization	177	240	120	112	595	236.2%	416	827	98.8%
Total operating expenses	1,220	1,578	1,276	1,291	1,681	37.8%	3,520	4,246	20.6%
Income (loss) from operations before taxes	226	280	156	152	46	-79.6%	626	354	-43.5%
Federal income tax expense (benefit)	76	87	45	47	10	-86.8%	208	103	-50.5%
Income (loss) from operations	$150	$193	$111	$105	$36	-76.0%	$418	$251	-40.0%

Effective Federal Income Tax Rate	33.4%	31.0%	28.8%	31.4%	22.5%		33.2%	29.1%

Average Equity, Excluding Goodwill and AOCI	$6,226	$6,204	$6,226	$6,422	$6,506	4.5%	$6,101	$6,384	4.6%

ROE, Excluding Goodwill	9.7%	12.5%	7.1%	6.5%	2.2%		9.1%	5.2%

Average Account Values	$41,371	$41,858	$42,468	$42,891	$42,963	3.8%	$40,866	$42,774	4.7%

In-Force Face Amount
UL and other	$322,416	$324,356	$324,815	$326,026	$328,115	1.8%	$322,416	$328,115	1.8%
Term insurance	312,584	316,513	318,832	322,848	325,522	4.1%	312,584	325,522	4.1%
Total in-force face amount	$635,000	$640,869	$643,647	$648,874	$653,637	2.9%	$635,000	$653,637	2.9%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$550	$567	$561	$567	$519	-5.6%	$1,685	$1,647	-2.3%
Net investment income	45	46	43	47	48	6.7%	134	138	3.0%
Other revenues	3	3	1	3	3	0.0%	10	7	-30.0%
Total operating revenues	598	616	605	617	570	-4.7%	1,829	1,792	-2.0%
Operating expenses:
Interest credited	1	1	1	1	-	-100.0%	4	2	-50.0%
Benefits	428	460	440	421	386	-9.8%	1,314	1,248	-5.0%
Commissions incurred	68	70	66	69	62	-8.8%	202	197	-2.5%
Other expenses incurred	87	111	94	93	95	9.2%	266	282	6.0%
Amounts capitalized	(11)	(30)	(17)	(12)	(16)	-45.5%	(45)	(46)	-2.2%
Amortization	13	14	31	15	17	30.8%	43	64	48.8%
Total operating expenses	586	626	615	587	544	-7.2%	1,784	1,747	-2.1%
Income (loss) from operations before taxes	12	(10)	(10)	30	26	116.7%	45	45	0.0%
Federal income tax expense (benefit)	4	(3)	(4)	11	9	125.0%	16	16	0.0%
Income (loss) from operations	$8	$(7)	$(6)	$19	$17	112.5%	$29	$29	0.0%

Effective Federal Income Tax Rate	35.0%	35.0%	35.0%	35.0%	35.0%		35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,208	$1,227	$1,241	$1,238	$1,228	1.7%	$1,183	$1,236	4.5%

ROE, Excluding Goodwill	2.6%	-2.1%	-2.1%	6.3%	5.4%		3.3%	3.2%

Loss Ratios by Product Line
Life	75.9%	75.5%	77.7%	72.0%	70.5%		77.3%	73.4%
Disability	80.8%	89.2%	79.7%	75.4%	79.3%		79.0%	78.1%
Dental	70.8%	68.6%	73.0%	72.3%	70.3%		72.0%	71.9%
Total non-medical	77.6%	81.0%	78.1%	73.6%	74.5%		77.5%	75.4%
Medical	90.6%	87.7%	89.5%	90.0%	78.7%		88.9%	90.3%

Lincoln Financial Group
Other Operations and Discontinued Operations - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Other Operations
Operating revenues:
Insurance premiums	$-	$5	$-	$1	$11	NM	$-	$11	NM
Net investment income	68	75	63	61	67	-1.5%	211	192	-9.0%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	18	0.0%	54	53	-1.9%
Media revenues	17	19	14	16	-	-100.0%	49	31	-36.7%
Other revenues	-	-	-	-	-	NM	1	-	-100.0%
Total operating revenues	103	117	95	96	96	-6.8%	315	287	-8.9%
Operating expenses:
Interest credited	22	20	21	20	20	-9.1%	74	61	-17.6%
Benefits	28	34	27	30	52	85.7%	87	108	24.1%
Media expenses	15	16	14	14	-	-100.0%	44	28	-36.4%
Commissions and other expenses	16	20	9	22	50	212.5%	33	81	145.5%
Interest and debt expenses	67	67	68	69	67	0.0%	201	204	1.5%
Total operating expenses	148	157	139	155	189	27.7%	439	482	9.8%
Income (loss) from operations before taxes	(45)	(40)	(44)	(59)	(93)	NM	(124)	(195)	-57.3%
Federal income tax expense (benefit)	(16)	(14)	(17)	(21)	(28)	-75.0%	(44)	(68)	-54.5%
Income (loss) from operations	$(29)	$(26)	$(27)	$(38)	$(65)	NM	$(80)	$(127)	-58.8%

Discontinued Operations
Gain (loss) on disposal before taxes	$-	$1	$-	$-	$-	NM	$-	$-	NM
Federal income tax expense (benefit)	-	-	-	-	-	NM	-	-	NM
Gain (loss) on disposal	$-	$1	$-	$-	$-	NM	$-	$-	NM

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
DAC and VOBA
Balance as of beginning-of-period	$8,149	$8,372	$8,207	$8,156	$9,150	12.3%	$8,886	$8,207	-7.6%
Business acquired (sold) through reinsurance	2	-	-	15	2	0.0%	2	16	NM
Deferrals	382	412	351	366	375	-1.8%	1,133	1,092	-3.6%
Operating amortization	(265)	(358)	(261)	(237)	(675)	NM	(754)	(1,173)	-55.6%
Deferrals, net of operating amortization	117	54	90	129	(300)	NM	379	(81)	NM
Amortization associated with benefit ratio unlocking	1	(1)	(2)	1	14	NM	(1)	14	NM
Adjustment related to realized (gains) losses	(27)	4	3	(15)	(24)	11.1%	(36)	(35)	2.8%
Adjustment related to unrealized (gains) losses	130	(222)	(142)	864	24	-81.5%	(858)	745	186.8%
Balance as of end-of-period	$8,372	$8,207	$8,156	$9,150	$8,866	5.9%	$8,372	$8,866	5.9%

DSI
Balance as of beginning-of-period	$244	$242	$240	$235	$244	0.0%	$267	$240	-10.1%
Deferrals	3	3	7	8	5	66.7%	9	20	122.2%
Operating amortization	(8)	(9)	(9)	(8)	(6)	25.0%	(27)	(24)	11.1%
Deferrals, net of operating amortization	(5)	(6)	(2)	-	(1)	80.0%	(18)	(4)	77.8%
Amortization associated with benefit ratio unlocking	-	-	-	-	1	NM	-	1	NM
Adjustment related to realized (gains) losses	(3)	-	-	(1)	(1)	66.7%	(4)	(1)	75.0%
Adjustment related to unrealized (gains) losses	6	4	(3)	10	2	-66.7%	(3)	9	NM
Balance as of end-of-period	$242	$240	$235	$244	$245	1.2%	$242	$245	1.2%

DFEL
Balance as of beginning-of-period	$1,520	$1,523	$1,401	$1,322	$1,797	18.2%	$1,938	$1,401	-27.7%
Deferrals	108	123	120	128	141	30.6%	279	389	39.4%
Operating amortization	(125)	(121)	(76)	(73)	(306)	NM	(263)	(455)	-73.0%
Deferrals, net of operating amortization	(17)	2	44	55	(165)	NM	16	(66)	NM
Amortization associated with benefit ratio unlocking	-	-	-	-	2	NM	-	2	NM
Adjustment related to realized (gains) losses	(1)	-	-	(2)	(3)	NM	(6)	(6)	0.0%
Adjustment related to unrealized (gains) losses	21	(124)	(123)	422	(38)	NM	(425)	262	161.6%
Balance as of end-of-period	$1,523	$1,401	$1,322	$1,797	$1,593	4.6%	$1,523	$1,593	4.6%

Lincoln Financial Group
Annuities – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
DAC and VOBA
Balance as of beginning-of-period	$2,810	$2,951	$3,063	$3,088	$3,248	15.6%	$2,770	$3,063	10.6%
Deferrals	175	168	147	165	160	-8.6%	514	471	-8.4%
Operating amortization	(66)	(95)	(100)	(101)	(58)	12.1%	(267)	(259)	3.0%
Deferrals, net of operating amortization	109	73	47	64	102	-6.4%	247	212	-14.2%
Amortization associated with benefit ratio unlocking	1	(1)	(2)	1	14	NM	(1)	14	NM
Adjustment related to realized (gains) losses	(23)	9	7	(9)	(21)	8.7%	(21)	(22)	-4.8%
Adjustment related to unrealized (gains) losses	54	31	(27)	104	31	-42.6%	(44)	107	NM
Balance as of end-of-period	$2,951	$3,063	$3,088	$3,248	$3,374	14.3%	$2,951	$3,374	14.3%

DSI
Balance as of beginning-of-period	$234	$231	$227	$221	$228	-2.6%	$259	$227	-12.4%
Deferrals	1	2	5	7	3	200.0%	4	15	275.0%
Operating amortization	(7)	(9)	(9)	(8)	(6)	14.3%	(26)	(22)	15.4%
Deferrals, net of operating amortization	(6)	(7)	(4)	(1)	(3)	50.0%	(22)	(7)	68.2%
Amortization associated with benefit ratio unlocking	-	-	-	-	1	NM	-	1	NM
Adjustment related to realized (gains) losses	(3)	-	-	(1)	(1)	66.7%	(4)	(1)	75.0%
Adjustment related to unrealized (gains) losses	6	3	(2)	9	3	-50.0%	(2)	8	NM
Balance as of end-of-period	$231	$227	$221	$228	$228	-1.3%	$231	$228	-1.3%

DFEL
Balance as of beginning-of-period	$262	$263	$266	$266	$265	1.1%	$265	$266	0.4%
Deferrals	9	10	8	10	10	11.1%	25	28	12.0%
Operating amortization	(6)	(7)	(8)	(9)	(8)	-33.3%	(22)	(26)	-18.2%
Deferrals, net of operating amortization	3	3	-	1	2	-33.3%	3	2	-33.3%
Amortization associated with benefit ratio unlocking	-	-	-	-	2	NM	-	2	NM
Adjustment related to realized (gains) losses	(2)	-	-	(2)	(3)	-50.0%	(5)	(5)	0.0%
Adjustment related to unrealized (gains) losses	-	-	-	-	-	NM	-	1	NM
Balance as of end-of-period	$263	$266	$266	$265	$266	1.1%	$263	$266	1.1%

Lincoln Financial Group
Retirement Plan Services, Life Insurance and Group Protection – DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
DAC and VOBA – Retirement Plan Services
Balance as of beginning-of-period	$135	$147	$148	$148	$183	35.6%	$173	$148	-14.5%
Deferrals	8	9	7	7	6	-25.0%	21	20	-4.8%
Operating amortization	(9)	(9)	(9)	(9)	(5)	44.4%	(29)	(23)	20.7%
Deferrals, net of operating amortization	(1)	-	(2)	(2)	1	200.0%	(8)	(3)	62.5%
Adjustment related to unrealized (gains) losses	13	1	2	37	1	-92.3%	(18)	40	NM
Balance as of end-of-period	$147	$148	$148	$183	$185	25.9%	$147	$185	25.9%

DAC and VOBA – Life Insurance
Balance as of beginning-of-period	$4,970	$5,043	$4,749	$4,686	$5,489	10.4%	$5,713	$4,749	-16.9%
Business acquired (sold) through reinsurance	2	-	-	15	2	0.0%	2	16	NM
Deferrals	189	206	179	182	193	2.1%	554	555	0.2%
Operating amortization	(177)	(240)	(120)	(112)	(595)	NM	(416)	(827)	-98.8%
Deferrals, net of operating amortization	12	(34)	59	70	(402)	NM	138	(272)	NM
Adjustment related to realized (gains) losses	(4)	(4)	(4)	(5)	(3)	25.0%	(14)	(12)	14.3%
Adjustment related to unrealized (gains) losses	63	(256)	(118)	723	(8)	NM	(796)	597	175.0%
Balance as of end-of-period	$5,043	$4,749	$4,686	$5,489	$5,078	0.7%	$5,043	$5,078	0.7%

DFEL – Life Insurance
Balance as of beginning-of-period	$1,258	$1,259	$1,135	$1,056	$1,532	21.8%	$1,673	$1,135	-32.2%
Deferrals	100	114	111	119	131	31.0%	255	361	41.6%
Operating amortization	(119)	(115)	(67)	(64)	(298)	NM	(241)	(429)	-78.0%
Deferrals, net of operating amortization	(19)	(1)	44	55	(167)	NM	14	(68)	NM
Adjustment related to realized (gains) losses	(1)	(1)	(1)	(1)	-	100.0%	(3)	(2)	33.3%
Adjustment related to unrealized (gains) losses	21	(122)	(122)	422	(38)	NM	(425)	262	161.6%
Balance as of end-of-period	$1,259	$1,135	$1,056	$1,532	$1,327	5.4%	$1,259	$1,327	5.4%

DAC and VOBA – Group Protection
Balance as of beginning-of-period	$234	$232	$248	$234	$231	-1.3%	$230	$248	7.8%
Deferrals	11	30	17	12	16	45.5%	45	46	2.2%
Operating amortization	(13)	(14)	(31)	(15)	(17)	-30.8%	(43)	(64)	-48.8%
Deferrals, net of operating amortization	(2)	16	(14)	(3)	(1)	50.0%	2	(18)	NM
Balance as of end-of-period	$232	$248	$234	$231	$230	-0.9%	$232	$230	-0.9%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Fixed Annuities
Balance as of beginning-of-period	$18,875	$18,746	$18,661	$18,651	$18,597	-1.5%	$18,552	$18,661	0.6%
Gross deposits	227	206	293	365	566	149.3%	1,052	1,224	16.3%
Withdrawals and deaths	(475)	(481)	(454)	(543)	(525)	-10.5%	(1,359)	(1,522)	-12.0%
Net flows	(248)	(275)	(161)	(178)	41	116.5%	(307)	(298)	2.9%
Reinvested interest credited	118	188	146	117	31	-73.7%	497	294	-40.8%
Sales inducements deferred	1	2	5	7	3	200.0%	4	15	275.0%
Balance as of end-of-period, gross	18,746	18,661	18,651	18,597	18,672	-0.4%	18,746	18,672	-0.4%
Reinsurance ceded	(714)	(693)	(676)	(662)	(645)	9.7%	(714)	(645)	9.7%
Balance as of end-of-period, net	$18,032	$17,968	$17,975	$17,935	$18,027	0.0%	$18,032	$18,027	0.0%

Variable Annuities
Balance as of beginning-of-period	$103,043	$102,238	$104,073	$106,279	$106,600	3.5%	$97,298	$104,073	7.0%
Gross deposits	3,226	3,175	2,697	3,015	2,738	-15.1%	9,346	8,451	-9.6%
Withdrawals and deaths	(2,413)	(2,345)	(2,340)	(2,440)	(2,243)	7.0%	(6,948)	(7,024)	-1.1%
Net flows	813	830	357	575	495	-39.1%	2,398	1,427	-40.5%
Change in market value and reinvestment	(1,618)	1,005	1,849	(254)	(6,514)	NM	2,542	(4,919)	NM
Balance as of end-of-period, gross	102,238	104,073	106,279	106,600	100,581	-1.6%	102,238	100,581	-1.6%
Reinsurance ceded	-	-	-	-	(1)	NM	-	(1)	NM
Balance as of end-of-period, net	$102,238	$104,073	$106,279	$106,600	$100,580	-1.6%	$102,238	$100,580	-1.6%

Total
Balance as of beginning-of-period	$121,918	$120,984	$122,734	$124,930	$125,197	2.7%	$115,850	$122,734	5.9%
Gross deposits	3,453	3,381	2,990	3,380	3,304	-4.3%	10,398	9,675	-7.0%
Withdrawals and deaths	(2,888)	(2,826)	(2,794)	(2,983)	(2,768)	4.2%	(8,307)	(8,546)	-2.9%
Net flows	565	555	196	397	536	-5.1%	2,091	1,129	-46.0%
Change in market value and reinvestment	(1,500)	1,193	1,995	(137)	(6,483)	NM	3,039	(4,625)	NM
Sales inducements deferred	1	2	5	7	3	200.0%	4	15	275.0%
Balance as of end-of-period, gross	120,984	122,734	124,930	125,197	119,253	-1.4%	120,984	119,253	-1.4%
Reinsurance ceded	(714)	(693)	(676)	(662)	(646)	9.5%	(714)	(646)	9.5%
Balance as of end-of-period, net	$120,270	$122,041	$124,254	$124,535	$118,607	-1.4%	$120,270	$118,607	-1.4%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Small Market
Balance as of beginning-of-period	$8,521	$8,459	$8,574	$8,676	$8,643	1.4%	$8,203	$8,574	4.5%
Gross deposits	449	485	453	451	530	18.0%	1,328	1,433	7.9%
Withdrawals and deaths	(376)	(505)	(472)	(449)	(442)	-17.6%	(1,275)	(1,362)	-6.8%
Net flows	73	(20)	(19)	2	88	20.5%	53	71	34.0%
Transfers between fixed and variable accounts	1	7	2	(10)	1	0.0%	1	(7)	NM
Change in market value and reinvestment	(136)	128	119	(25)	(482)	NM	202	(388)	NM
Balance as of end-of-period	$8,459	$8,574	$8,676	$8,643	$8,250	-2.5%	$8,459	$8,250	-2.5%

Mid – Large Market
Balance as of beginning-of-period	$28,107	$28,062	$28,067	$29,040	$29,622	5.4%	$26,468	$28,067	6.0%
Gross deposits	1,023	1,716	1,116	1,279	1,214	18.7%	3,394	3,610	6.4%
Withdrawals and deaths	(799)	(2,370)	(729)	(724)	(855)	-7.0%	(2,709)	(2,307)	14.8%
Net flows	224	(654)	387	555	359	60.3%	685	1,303	90.2%
Transfers between fixed and variable accounts	(13)	(6)	(15)	13	14	207.7%	3	11	266.7%
Change in market value and reinvestment	(256)	665	601	14	(1,398)	NM	906	(784)	NM
Balance as of end-of-period	$28,062	$28,067	$29,040	$29,622	$28,597	1.9%	$28,062	$28,597	1.9%

Multi-Fund® and Other
Balance as of beginning-of-period	$17,120	$16,841	$16,898	$16,916	$16,724	-2.3%	$16,947	$16,898	-0.3%
Gross deposits	139	131	135	132	140	0.7%	461	407	-11.7%
Withdrawals and deaths	(386)	(393)	(388)	(383)	(336)	13.0%	(1,144)	(1,108)	3.1%
Net flows	(247)	(262)	(253)	(251)	(196)	20.6%	(683)	(701)	-2.6%
Change in market value and reinvestment	(32)	319	271	59	(531)	NM	577	(200)	NM
Balance as of end-of-period	$16,841	$16,898	$16,916	$16,724	$15,997	-5.0%	$16,841	$15,997	-5.0%

Total
Balance as of beginning-of-period	$53,748	$53,362	$53,539	$54,632	$54,989	2.3%	$51,618	$53,539	3.7%
Gross deposits	1,611	2,332	1,704	1,862	1,884	16.9%	5,183	5,450	5.2%
Withdrawals and deaths	(1,561)	(3,268)	(1,589)	(1,556)	(1,633)	-4.6%	(5,128)	(4,777)	6.8%
Net flows	50	(936)	115	306	251	NM	55	673	NM
Transfers between fixed and variable accounts	(12)	1	(13)	3	15	225.0%	4	4	0.0%
Change in market value and reinvestment	(424)	1,112	991	48	(2,411)	NM	1,685	(1,372)	NM
Balance as of end-of-period	$53,362	$53,539	$54,632	$54,989	$52,844	-1.0%	$53,362	$52,844	-1.0%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Interest-Sensitive Life
Balance as of beginning-of-period	$34,094	$34,315	$34,612	$34,753	$34,930	2.5%	$33,721	$34,612	2.6%
Deposits	934	1,029	921	964	1,012	8.4%	2,693	2,897	7.6%
Withdrawals and deaths	(259)	(256)	(299)	(299)	(214)	17.4%	(804)	(812)	-1.0%
Net flows	675	773	622	665	798	18.2%	1,889	2,085	10.4%
Contract holder assessments	(791)	(819)	(814)	(830)	(855)	-8.1%	(2,296)	(2,499)	-8.8%
Reinvested interest credited	337	343	333	342	340	0.9%	1,001	1,015	1.4%
Balance as of end-of-period, gross	34,315	34,612	34,753	34,930	35,213	2.6%	34,315	35,213	2.6%
Reinsurance ceded	(793)	(784)	(782)	(773)	(770)	2.9%	(793)	(770)	2.9%
Balance as of end-of-period, net	$33,522	$33,828	$33,971	$34,157	$34,443	2.7%	$33,522	$34,443	2.7%

VUL
Balance as of beginning-of-period	$8,842	$8,854	$9,263	$9,635	$9,766	10.5%	$8,094	$9,263	14.4%
Deposits	351	445	390	380	388	10.5%	1,166	1,158	-0.7%
Withdrawals and deaths	(92)	(122)	(124)	(116)	(167)	-81.5%	(373)	(407)	-9.1%
Net flows	259	323	266	264	221	-14.7%	793	751	-5.3%
Contract holder assessments	(119)	(128)	(130)	(127)	(132)	-10.9%	(349)	(390)	-11.7%
Change in market value and reinvestment	(128)	214	236	(6)	(642)	NM	316	(411)	NM
Balance as of end-of-period, gross	8,854	9,263	9,635	9,766	9,213	4.1%	8,854	9,213	4.1%
Reinsurance ceded	(872)	(878)	(882)	(864)	(788)	9.6%	(872)	(788)	9.6%
Balance as of end-of-period, net	$7,982	$8,385	$8,753	$8,902	$8,425	5.5%	$7,982	$8,425	5.5%

Total
Balance as of beginning-of-period	$42,936	$43,169	$43,875	$44,388	$44,696	4.1%	$41,815	$43,875	4.9%
Deposits	1,285	1,474	1,311	1,344	1,400	8.9%	3,859	4,055	5.1%
Withdrawals and deaths	(351)	(378)	(423)	(415)	(381)	-8.5%	(1,177)	(1,219)	-3.6%
Net flows	934	1,096	888	929	1,019	9.1%	2,682	2,836	5.7%
Contract holder assessments	(910)	(947)	(944)	(957)	(987)	-8.5%	(2,645)	(2,889)	-9.2%
Change in market value and reinvestment	209	557	569	336	(302)	NM	1,317	604	-54.1%
Balance as of end-of-period, gross	43,169	43,875	44,388	44,696	44,426	2.9%	43,169	44,426	2.9%
Reinsurance ceded	(1,665)	(1,662)	(1,664)	(1,637)	(1,558)	6.4%	(1,665)	(1,558)	6.4%
Balance as of end-of-period, net	$41,504	$42,213	$42,724	$43,059	$42,868	3.3%	$41,504	$42,868	3.3%

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	Change	9/30/14	9/30/15	Change
Revenues
Operating revenues	$3,363	$3,834	$3,394	$3,417	$3,735	11.1%	$9,882	$10,546	6.7%
Excluded realized gain (loss)	47	(149)	(91)	(37)	(18)	NM	(15)	(146)	NM
Amortization of DFEL on benefit ratio unlocking	-	-	-	-	(2)	NM	-	(2)	NM
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	1	0.0%	2	2	0.0%
Total revenues	$3,411	$3,686	$3,304	$3,381	$3,716	8.9%	$9,869	$10,400	5.4%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$31	$(96)	$(60)	$(23)	$(11)	NM	$(10)	$(95)	NM
Benefit ratio unlocking	(6)	4	8	(4)	(51)	NM	2	(48)	NM
Net gain (loss), after-tax	$25	$(92)	$(52)	$(27)	$(62)	NM	$(8)	$(143)	NM

Net Income
Income (loss) from operations	$414	$439	$352	$371	$289	-30.2%	$1,173	$1,013	-13.6%
Excluded realized gain (loss)	31	(96)	(60)	(23)	(11)	NM	(10)	(95)	NM
Benefit ratio unlocking	(6)	4	8	(4)	(51)	NM	2	(48)	NM
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	-	-	-	-	-	NM	1	1	0.0%
Income (loss) from discontinued operations	-	1	-	-	-	NM	-	-	NM
Net income (loss)	$439	$348	$300	$344	$227	-48.3%	$1,166	$871	-25.3%

Earnings (Loss) Per Common Share – Diluted
Income (loss) from operations	$1.56	$1.67	$1.35	$1.46	$1.11	-28.8%	$4.36	$3.92	-10.1%
Excluded realized gain (loss)	0.11	(0.36)	(0.23)	(0.09)	(0.04)	NM	(0.03)	(0.36)	NM
Benefit ratio unlocking	(0.02)	0.01	0.03	(0.02)	(0.20)	NM	0.01	(0.19)	NM
Net income (loss)	$1.65	$1.32	$1.15	$1.35	$0.87	-47.3%	$4.34	$3.37	-22.4%